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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



       Date of Report (Date of Earliest Event Reported): December 19, 2001


                            FACTORY CARD OUTLET CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



                21859                                   36-3652087
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      (Commission File Number)             (I.R.S. Employer Identification No.)


2727 DIEHL ROAD
NAPERVILLE, ILLINOIS                                    60563-2371
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(Address of Principal Executive offices)                (Zip Code)


                                 (630) 579-2000
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               (Registrant's Telephone Number, Including Area Code



                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1110053\02\NS$T02!.DOC\44336.0003

ITEM 5.    OTHER EVENTS.

           On December 21, 2001, Factory Card Outlet Corp. ("Factory Card") announced that on December 19, 2001, it had filed a plan of reorganization with the U.S. Bankruptcy Court based on an agreement that it had reached with the Creditors' Committee appointed in its Chapter 11 case.

           A copy of Factory Card's press release, dated December 21, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.












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
ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.           Exhibit
-----------           -------

  99.1                Press Release, dated December 21, 2001.















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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FACTORY CARD OUTLET CORP.

Date: December 21, 2001                    By: /s/ James D. Constantine
                                               --------------------------------
                                               James D. Constantine
                                               Senior Vice-President and
                                                Chief Financial Officer












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
                                  EXHIBIT INDEX



Exhibit No.                Exhibit
-----------                -------

  99.1                     Press Release, dated December 21, 2001.














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